                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    [ X ] Filed by Registrant
    [   ] Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

    [   ] Preliminary Proxy Statement          [   ]  Confidential,  For  Use
    [ X ] Definitive Proxy Statement                  of the Commission   Only
    [   ] Definitive Additional Materials             (as permitted by Rule
    [   ] Soliciting Material Pursuant to             14a-6(e)(2))
          Rule 14a-11(c) or Rule 14a-12

                        ROTARY POWER INTERNATIONAL, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (CHECK THE APPROPRIATE BOX):
 [ X ]  No fee required.


 [   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
-------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
         (5) Total fee paid:
-------------------------------------------------------------------------------
 [   ]   Fee paid previously with preliminary materials:
-------------------------------------------------------------------------------
 [   ]   Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the
         offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
-------------------------------------------------------------------------------
         (1) Amount previously paid:
-------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
         (3) Filing Party:
-------------------------------------------------------------------------------
         (4) Date Filed:
-------------------------------------------------------------------------------

                        ROTARY POWER INTERNATIONAL, INC.
                               POST OFFICE BOX 128
                        WOOD-RIDGE, NEW JERSEY 07075-0128

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, JULY 11, 2000

                       -----------------------------------


TO THE SHAREHOLDERS OF ROTARY POWER INTERNATIONAL, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Shareholders Meeting of Rotary Power International, Inc. (the "Company") will be held at the Company's offices located at One Passaic Street, Wood-Ridge, New Jersey 07075-0128, on July 11, 2000, at 2:00 p.m. Eastern Time, for the purpose of considering the voting upon:

            (1) A proposal to elect four (4) Directors to hold office until the next Annual Meeting or until a successor is duly elected and qualified.

            (2) A proposal to approve and adopt an amendment to the Company's Amended Certificate of Incorporation whereby the authorized capitalization of the Company will be increased to 100,000,000 shares of Common Stock, $.01 par value per share, and 5,000,000 shares of Preferred Stock, $.01 par value per share.

            (3) A proposal to approve and adopt the Company's 2000 Stock Option Plan.

            (4) A proposal to ratify the appointment of Demetrius & Company, L.L.C., as the independent accountants for the Company's 2000 fiscal year.

            (5) Such other business as may properly come before the meeting and any adjournment thereof.

         The above items are more fully described in the attached Proxy Statement, which is hereby made a part of this Notice. Only shareholders of record at the close of business on Wednesday, May 31, 2000 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof

                                        By Order of the Board of Directors
                                        /s/ Douglas M. Drew
                                        DOUGLAS M. DREW
                                        CORPORATE SECRETARY

June 16, 2000

                                    IMPORTANT

===============================================================================
Whether or not you expect to be present at the meeting, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY as promptly as possible in order to save the Company further solicitation expense. Shareholders of record attending the meeting may revoke their proxies at that time and personally vote all matters under consideration. There is an addressed envelope enclosed with the Proxy for which no postage is required if mailed in the United States.

===============================================================================

                        ROTARY POWER INTERNATIONAL, INC.

                       -----------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 11, 2000

                       -----------------------------------


         This Proxy Statement is furnished to the shareholders of Rotary Power International, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held at the Company's offices located at One Passaic Street, Wood-Ridge, New Jersey 07075-0128, at 2:00 p.m. Eastern Time on Tuesday, July 11, 2000.

         The approximate date on which this Proxy Statement and the accompanying Proxy Card are first being sent or given to shareholders is June 16, 2000.

                                     VOTING

GENERAL

         The securities that may be voted at the Annual Meeting consist of common stock of the Company, $.01 par value per share (the "Common Stock"), with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting was May 31, 2000. On the record date, 8,700,000 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. Under Delaware law, abstentions and broker non-votes will not have the effect of votes in opposition and, therefore, will not affect the outcome of such matter, but shall be counted for quorum purposes. The affirmative vote of the holders of a plurality of the shares of the Company, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to elect each of the nominees for the Board of Directors set forth in this proxy statement. The affirmative vote of the holders of not less than a majority of the outstanding shares of the Company, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to approve the Amendment to the Certificate of Incorporation as detailed in this proxy statement. The affirmative vote of the holders of the majority of the shares of the Company, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to approve all other proposals described in this proxy statement.

VOTING BY PROXY

         The Company's Common Stock represented by properly executed proxies received at or before the Annual Meeting that have not been revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. The Company's Common Stock represented by properly executed proxies for which no instruction is given will be voted "FOR" approval of the herein referenced proposals. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Company's shareholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the postage-prepaid envelope provided for this purpose to ensure that their shares are voted. A shareholder may revoke a proxy at any time before it is voted by signing and returning a later-dated proxy with respect to the same shares, by filing with the Secretary of the Company, a written revocation bearing a later date or by attending and voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not in and of itself revoke a proxy.

         If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies (except for any proxies that have theretofore effectively been revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting.

         The accompanying proxy is solicited by and on behalf of the Company's Board of Directors. The Company will bear the cost of soliciting proxies from its shareholders. In addition to solicitation by mail, directors and officers of the Company may solicit proxies by telephone, telegram or otherwise. Such directors and officers will not receive additional compensation for such solicitation. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to beneficial owners of shares held of record by them.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         Pursuant to the Company's By-Laws, the Board of Directors appointed Douglas M. Drew in November, 1999, Conway Davis in April, 2000 and Virgil Wenger in May, 2000 to fill new directorships until the upcoming Annual Meeting and until each of their successors shall have been elected and qualified. The Board has nominated Messrs. Drew, Davis and Wenger to be elected as Directors and to serve on the Board of Directors until the next Annual Meeting and until their successors shall have been elected and qualified. Additionally, the Board has nominated William E. Partanen to be elected to the Board of Directors.

         The Board of Directors recommends that you vote FOR the election of these four nominees to serve on the Board of Directors until the next Annual Meeting.


             NAME                             AGE                            POSITION(S)

      Conway Davis                             62           Chief Executive Officer, President and Director

      Virgil E. Wenger                         69           Chairman of the Board and Director

      Douglas M. Drew                          65           Vice President, Finance, Corporate Secretary,
                                                            Treasurer and Director

      William E. Partanen                      57           Nominee for Director


         The following is biographical information about each of the nominees.

         Mr. Davis has extensive managerial and manufacturing experience in the large construction and manufacturing industry and in particular, the shipbuilding sector. Since September, 1998, Mr. Davis was the President of Davis International, a management consulting firm. From 1986 to 1998, he was the Vice President of J.D. Irving Limited of Saint John, New Brunswick. He has held other executive positions in the past with Ingalls Shipbuilding Division of Litton Industries. Mr. Davis has managed large construction and manufacturing projects such as the Landing Helicopter Assault Ships as Program Manager and directed the engineering and software development of Canada's modern fleet of combat warships, the Canadian Patrol Frigate Class (City Class). Mr. Davis is a resident of Saint John, New Brunswick, Canada and is a graduate of the University of Illinois, a registered professional engineer, and a member of the Defence Science Advisory Board of Canada.

         Mr. Wenger retired in 1990 after a thirty-seven year career with Ernst & Young LLP and Arthur Young & Company, where he was a partner in the New York International office with responsibility for the firm's investments and operations in nineteen countries throughout Southeast Asia and the Middle East. Since 1990, he has been an independent consultant and financial advisor for both domestic and international matters. He has also served as a Trustee of the Pittsburgh and West Virginia Railroad. Mr. Wenger is a graduate of the University of Kansas and the Harvard Business School Advanced Management Program. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

         Mr. Drew is an independent financial consultant in Canada and has been the President and sole shareholder of First Drew Financial Corp since 1980. He was a Director of Med-Tech Environmental Limited, a subsidiary of Stericycle, Inc. and a former Vice President of Smith, Barney and Company. He has been involved in several business reorganizations. Mr. Drew is a resident of Toronto and is a graduate of the University of Western Ontario, School of Business.

         Mr. Partanen is the President, Chief Executive Officer and Director of BG Technologies USA, Inc. ("BGT") and has been with BGT since 1998. From 1986 to 1998, he was the Executive Vice President of Engineering and Operations of Power Generating, Inc. He is a registered professional engineer and is a graduate of Western New England College.

         Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee.

        BOARD COMMITTEES

         The Board of Directors approved the creation of both an Audit and Compensation committee on June 1, 2000.

         The Audit Committee will be responsible for the Company's relations with the independent accountants. Specifically, the Audit Committee recommends the appointment of the Company's independent accountants and determines the appropriateness of their fees, reviews the scope and results of the audit plans of the independent accountants, oversees the scope and adequacy of the Company's internal accounting control and record-keeping systems and confers independently with the independent accountants. The Audit Committee will initially be comprised of Mr. Wenger.

         The Compensation Committee will be responsible for the Company's management and employee compensation. Specifically, the Compensation Committee determines the adequacy of management and employee compensation including the administration of any Stock Option Plan. The Compensation Committee will be comprised of Messrs. Wenger and Davis.

         During fiscal year ended December 31, 1999, the Board of Directors held two meetings. There were no committee meetings during 1999 since the committees were only created in June, 2000.

        DIRECTOR COMPENSATION

         See the description under "Executive Compensation."

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ABOVE NOMINEES FOR DIRECTOR. THE FOUR NOMINEES RECEIVING THE GREATEST NUMBER OF AFFIRMATIVE VOTES SHALL BE THE DIRECTORS. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" EACH OF THE ABOVE NOMINEES.

                                   PROPOSAL II

                  PROPOSAL TO AMEND THE AMENDED CERTIFICATE OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
               SHARES OF COMMON AND PREFERRED STOCK OF THE COMPANY

         The Board of Directors recommends the approval of an increase in the authorized shares of Common Stock of the Company, $.01 par value per share, from 10,000,000 to 100,000,000, and Preferred Stock, $.01 par value, from 500,000 to
5,000,000. As of May 31, 2000, the Company has 8,700,000 issued and outstanding shares of its Common Stock and 225,000 shares of its Series 3 (non-voting) Preferred Stock.

REASONS FOR AND EFFECTS OF THE PROPOSAL

         The Board of Directors has proposed an increase in the number of authorized shares of Common and Preferred Stock for several reasons. The Company currently has 10,000,000 shares of Common Stock authorized, $.01 par value, of which 8,700,000 are issued and outstanding, and 500,000 shares of Preferred Stock, of which 225,000 shares of its Series 3 (non-voting) Preferred Stock are outstanding. The Board wishes to have available a sufficient reserve of such shares in the future for issuance from time to time at the discretion of the Board of Directors, and without further authorization by the shareholders, in furtherance of the Company's business purposes. Such purposes might include, without limitation, the issuance and sale of Common and Preferred Stock (i) in public or private offerings as a means of obtaining additional capital for the Company's business; (ii) as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets; (iii) to satisfy any current or future financial obligations of the Company; (iv) in connection with the exercise of options, warrants or rights, or the conversion of convertible securities that may be issued by the Company; or (v) pursuant to any benefit, option or stock ownership plan or employment agreement.

         The proposed increase in the number of authorized shares of Common and Preferred Stock will not change the number of shares of Common Stock outstanding or the rights of the holders of such stock. However, the Company anticipates that it will need to raise additional equity capital in the near future through the issuance of Common Stock or other securities that are convertible into or otherwise grant the holder thereof the right to purchase Common Stock.

         Any issuance of additional shares of Common and/or Preferred Stock could reduce the current shareholders' proportionate interests in the Company, depending on the number of shares issued and the purpose, terms and conditions of the issuance. Moreover, the issuance of additional shares of Common and/or Preferred Stock could discourage attempts to acquire control of the Company by tender offer or other means. In such a case, shareholders might be deprived of benefits that could result from such an attempt, such as realization of a premium over the market price of their shares in a tender offer or the temporary increase in market price that could result from such an attempt. Also, the issuance of stock to persons supportive of the Board of Directors could make it more difficult to remove incumbent management and directors from office. Although the Board of Directors intends to issue Common and/or Preferred Stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of Common and/or Preferred Stock may have, among others, a dilutive effect on earnings per share of Common Stock and on the equity and voting rights of holders of shares of Common Stock. The Board of Directors believes, however, that the benefits of providing the flexibility to issue shares without delay for any business purpose outweigh any such possible disadvantages.

         Ownership of shares of Common Stock entitles each shareholder to one vote per share of Common Stock. Holders of Series 3 Preferred Stock have no voting rights. Holders of shares of Common Stock and Series 3 Preferred Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Shareholders wishing to maintain their interest, however, may be able to do so through normal market purchases.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION THEREBY INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 100,000,000 AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 500,000 TO 5,000,000, AS SET FORTH ABOVE. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE AMENDED CERTIFICATE OF INCORPORATION.

                                  PROPOSAL III

            PROPOSAL TO APPROVE AND ADOPT THE 2000 STOCK OPTION PLAN

         On June 1, 2000, the Board of Directors adopted the Rotary Power International, Inc. 2000 Stock Option Plan (the "Plan"), subject to shareholder approval. Accordingly, at the Annual Meeting, shareholders will be asked to approve and adopt the Plan. 5,000,000 shares of Common Stock, $.01 par value per share, shall be reserved for grants from time to time under the Plan.

         The purposes of the Plan are to advance the interests of the Company and its stockholders by providing significant incentives to members of the Board of Directors of the Company, officers and key employees of the Company, and consultants providing services to the Company, who contribute and are expected to contribute to the success of the Company, and to enhance the interest of such directors, officers, employees and consultants in the Company's continued success and progress by providing them with an opportunity to become stockholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified directors and other personnel necessary for the continued success and progress of the Company.

         The full text of the Plan is set forth as Appendix A hereto, and shareholders are urged to refer to it for a complete description of the proposed Plan. The summary description of the Plan which follows is qualified entirely by such reference.

DESCRIPTION OF THE PLAN

         The Plan shall become effective only if, within twelve (12) months from the date the Plan is adopted by the Board, the Plan is approved by the affirmative vote of the holders of a majority of the voting securities of the Company.

         The Company will reserve 5,000,000 shares of Common Stock which may be issued upon the exercise of either Incentive Stock Options or Nonqualified Options granted under the Plan, subject to increase or decrease. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan.

         An Option under the Plan may be granted to any current or contingent director of the Company and any employee of, or consultant to, the Company or a subsidiary who performs services for the Company or a subsidiary. The Compensation Committee may from time to time in its discretion grant Nonqualified Stock Options to directors and consultants and Incentive Stock Options and/or Nonqualified Stock Options to employees who may or may not be executive officers. Each Option granted under the Plan shall be evidenced by an Option Agreement between the Company and the Optionee (as that term is defined in the Plan) in such form as the Committee shall approve. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by him.

         Nothing in the Plan or in any Option Agreement shall give any right to an employee or consultant to remain employed or retained by the Company or a subsidiary thereof in any particular position or at any particular rate of compensation.

         The exercise price, subject to adjustment, of each (i) Incentive Stock Option shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted; and (ii) Nonqualified Stock Option shall be the amount determined by the Committee as set forth in the applicable Option Agreement, provided that such amount shall not be less than the higher of the par value or 85% of the Fair Market Value of Common Stock subject to the Option on the date the Option is granted.

         The term during which an Option is exercisable shall be that period and such date determined by the Compensation Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of ten (10) years from the date of its grant.
All Options under the Plan shall be granted within ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by stockholders of the Company, whichever is earlier. Notwithstanding, no Incentive Stock Option may be granted that would cause the Incentive Stock Option limits to be exceeded with respect to an Optionee. The Compensation Committee, in its sole discretion, may prescribe a different vesting schedule for any Incentive Stock Option granted under this Plan if necessary to prevent the Option from violating the limitation on Incentive Stock Options.

         When an installment of Options has become exercisable, the Optionee may exercise that installment, in whole or in part, at any time prior to the expiration or termination of the Options. The Compensation Committee may accelerate the time at which outstanding Options may be exercised.

         Notwithstanding, any Option will become immediately exercisable in full upon the occurrence of particular events or as the Compensation Committee may thereafter determine to be advisable; provided that: (i) at the time such occurrence or determination, the Optionee has remained continuously employed by the Company or any subsidiary for at least six (6) months from the date of grant of such Option, and (ii) in the case of an incentive stock option, such acceleration would not cause the incentive stock option limits of to be violated. Without limitation, those particular events include the following: (i) a change in control of the Company in a transaction or occurrence, or a related series of transactions or occurrences, resulting from a material change in ownership of Common Stock and evidenced by cessation in service as directors of a majority of those persons theretofore serving as members of the Board; (ii) the sale by the Company of all or substantially all of its assets and the discontinuance of its business, or the merger or consolidation of the Company with another entity, or the liquidation of the Corporation in connection with those events, any of which results in a change of control described in (i); or
(iii) a Board determination that immediate exercisability would be in the best interests of the Company and advisable for protection of the rights intended to be granted under the Option.

         No Incentive Stock Option shall be granted to any employee who owns, directly or indirectly within the meaning of Section 424(d) of the IRS Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, unless at the time the Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to such Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under Plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For this purpose, Options shall be taken into account in the order in which they are granted and the Fair Market Value of the Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

         Each Option shall be exercised by delivery of a written notice to the Company in such form as the Compensation Committee shall approve stating the number of whole and fractional shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor by (i) cash, (ii) certified check payable to the order of the Company, (iii) outstanding shares of Common Stock duly endorsed to the Company (which shares of Common Stock shall be valued at their Fair Market Value as of the day preceding the day of such exercise), (iv) any combination of the foregoing, or (v) such other method of payment as may be provided in the applicable Option Agreement.

         Neither any Optionee nor the legal representatives, heirs, legatees or distributees of any Optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such person or persons have received a certificate or certificates therefor.

         If an Optionee's position as a director or employee of, or a consultant to, the Company or a subsidiary terminates for any reason other than death, Disability (as that term is defined in the Plan) or for Cause (as that term is defined in the Plan), he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted at any time during the three month period after the date of such termination. If an Optionee's position as director or employee of, or a consultant to, the Company or a subsidiary is terminated for Cause, any Option theretofore granted to him shall expire and cease to be exercisable on the earlier of the date of such termination or the date notice of such termination is provided to the Optionee.

         If an Optionee's position as a director or employee of, or a consultant to, the Company or a subsidiary terminates by reason of Disability, he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted at any time during the one-year period after the date of such termination.

         If an Optionee dies (i) while he is a director or employee of, or a consultant to, the Company or a subsidiary, or (ii) during the three month period after the termination of his position as a director or employee of, or a consultant to, the Company or a subsidiary other than by reason of Disability or for Cause, or (iii) during the one-year period after the termination of his position as a director or employee of, or consultant to, the Company or a subsidiary by reason of Disability, and at the time of his death the Optionee was entitled to exercise an Option theretofore granted to him, such Option shall, unless the applicable Option Agreement provides otherwise, expire one year after the date of his death, but in no event later than the date on which the Option would have expired if the Optionee had lived. During such one-year period the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

         Notwithstanding the foregoing, with respect to any Option granted to an employee in connection with the commencement of employment of such employee by the Company or any subsidiary, the Compensation Committee may provide for terms as to retirement, death, disability or other termination of employment that are different from the terms provided in the Plan if such different terms are set forth in a written employment agreement with such employee.

         The Plan shall be administered by the Compensation Committee consisting of two or more Directors appointed by the Board of Directors. The Compensation Committee shall have the exclusive authority and sole responsibility to administer the Plan and make all determinations thereunder with respect to the participation therein as well as the terms of each Option Agreement. The Compensation Committee may waive any provisions of any Option Agreement previously approved by such Compensation Committee, provided such waiver is not inconsistent with the terms of the Plan as then in effect.

         The Plan may be amended at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the voting securities of the Company. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

         The Board may at any time terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on the day prior to the tenth anniversary of the date on which the Plan is adopted by the Board or the date on which the Plan is approved by stockholders of the Company, whichever is earlier. No Options may be granted after the Plan has terminated but the Compensation Committee shall continue to supervise the administration of Options previously granted.

         The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares of Common Stock issued upon exercise of outstanding Options, shall be subject to adjustment by the Compensation Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event. The Compensation Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

         Each Optionee who exercises a Nonqualified Stock Option shall agree that no later than the date of such exercise or the receipt of shares of Common Stock pursuant thereto he will pay to the Company, or make arrangements satisfactory to the Compensation Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the transfer to him of such shares of Common Stock.

         In the event that the Company has not registered the shares underlying the Options under the Securities Act of 1933, the certificates representing shares of Common Stock delivered pursuant to the exercise of Options shall bear an appropriate legend referring to certain terms, conditions and restrictions of this Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2000 STOCK OPTION PLAN AS SET FORTH ABOVE. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING IS REQUIRED TO APPROVE THE ADOPTION OF THE PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE 2000 STOCK OPTION PLAN.

                                   PROPOSAL IV

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Company has engaged Demetrius & Company, L.L.C. ("Demetrius"), certified public accountants having offices in Wayne, New Jersey, as the Company's independent accountants for the fiscal year ending December 31, 2000. Demetrius has audited the Company's operations for the year ended December 31, 1999. It is anticipated that representatives of such firm will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF APPOINTMENT OF DEMETRIUS & COMPANY, L.L.C. AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" RATIFICATION OF DEMETRIUS & COMPANY, L.L.C.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         A certain individual who serves as a director and executive officer of the Company has been offered options to purchase shares of the Company's Common Stock, the grant of which are conditional upon the approval of the increase in the authorized capital of the Company. Accordingly, if the increase in the number of authorized shares of Common Stock is not approved as requested in Proposal II hereof and such officer is unable to exercise such options, such officer may have claims against the Company for breach of contract or otherwise.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock by each person or group that is known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock, each director of the Company, each person named in the Summary Compensation Table, and all directors and executive officers of the Company as a group as of May 31, 2000. Unless otherwise indicated, the Company believes that the persons named in the table below, based on information furnished by such owners, have sole voting and investment power with respect to the Common Stock beneficially owned by them, subject to community property laws, where applicable.

   NAME AND ADDRESS OF                       NUMBER OF SHARES OF COMMON         PERCENTAGE OWNERSHIP OF
   BENEFICIAL OWNER(1)                        STOCK BENEFICIALLY OWNED        COMMON STOCK OUTSTANDING(2)

Conway Davis                                            -0-                                0%

Virgil E. Wenger                                        123,000                         1.41%

Douglas M. Drew                                         -0-                                0%

PowerCold Corporation                                 1,935,000                        22.24%
103 Guadalupe Drive
Cibolo, Texas 78108

Loeb Investors 104(3)                                 1,133,074                        13.02%
61 Broadway
New York, New York 10006

Londonderry Capital Structuring Ltd. RR#4,              690,000                         7.93%
22 International Parkway Stouffville,
Ontario L4A7X5

All Executive Officers and Directors as a                123,000                        1.41%
Group (3 Persons)
------------------------------


      (1)Unless otherwise indicated, the address of each beneficial owner is c/o Rotary Power International, Inc., Post Office Box 128, Wood-Ridge, New Jersey 07075-0128.

      (2)Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The percentage for each beneficial owner listed above is based on 8,700,000 shares outstanding on May 31, 2000. In accordance with the rules of the Securities and Exchange Commission, options to purchase shares of Common Stock that are exercisable within 60 days after May 31, 2000, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing such person's percentage ownership, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

      (3)Includes (i) 435,325 shares of Common Stock owned by Loeb Investors Co. 104; (ii) 214,731 Common Shares owned by Loeb Partners Corporation;
         (iii) 298,918 Common Shares owned by Warren D. Bagatelle, Managing Director of Loeb Partners Corporation; (iv) 28,221 Common Shares owned by Loeb Holdings Corp.; (v) 13,566 Common Shares owned by HSB Capital;
         (vi) 14,104 Common Shares owned by Loeb Investors Co. 105; (vii) 24,686 Common Shares owned by Pinpoint Partners 1; and (viii) 103,523 Common Shares owned by the Kempner/Perlmuth Trust.

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid by the Company to, as well as any other compensation paid to or earned by, the Chief Executive Officer of the Company and those executive officers compensated at or greater than $100,000 for services rendered to the Company in all capacities during the fiscal year ended December 31, 1999 and for the two previous fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG TERM
                                                   ANNUAL COMPENSATION                   COMPENSATION AWARDS
                                                   -------------------                   -------------------
                                                                                     RESTRICTED         UNDERLYING
  NAME OF INDIVIDUAL                                                               STOCK AWARD(S)      OPTIONS/SARS
AND PRINCIPAL POSITION                 YEAR       SALARY           BONUS           (SHARES)             (SHARES)
----------------------                 ----       ------           -----           --------------       ------------

Kenneth L. Brody,(1)                   1999       $113,759            --                --                 --
 President, Chief Executive            1998        104,000            --                --                 --
Officer and Director                   1997          7,500            --                --                 --

------------------------------

     (1)Mr. Brody tendered his resignation to the Board of Directors and the Board accepted his resignation on April 27, 2000. He was, however, an officer of the Company during the entire fiscal year ended December 31, 1999.

     Mr. Brody did not receive pre-requisites or non-cash compensation during the years indicated which exceeded the lesser of $50,000 or an amount equal to 10% of his salary. No other executive officer received compensation and bonuses that exceeded $100,000 during any years set forth above.

STOCK OPTIONS

     The Company had a 1992 Stock Option Plan (the "1992 Plan"), but no options were issued under the 1992 Plan in 1999 and the sole option remaining expired in the first quarter of 1999. The Company has decided to terminate the 1992 Plan and adopt the 2000 Stock Option Plan as described above under Proposal III.

COMPENSATION OF DIRECTORS

     In November, 1999 the Board approved compensation to outside directors for their attendance of meetings of $1,000 per quarter.

                              EMPLOYMENT AGREEMENTS

     Mr. Davis, the President and Chief Executive Officer of the Company since April, 2000, has an employment agreement with the Company pursuant to which he shall receive monthly compensation of $5,000 for the first six months of his employment, and $7,000 for the next six months of his employment. Additionally, he shall receive a bonus in the amount of $25,000 at the end of the year, and an additional $25,000 if he is successful in obtaining $1,000,000 in financing for the Company during the term of his employment. The Board of Directors also approved the grant of a option to purchase 1,000,000 shares of the Company's Common Stock at $.25 for a period of five years from the date of grant, which grant is subject to the approval of the increase in the authorized shares of Common Stock proposed in this proxy statement.

     Mr. Drew, a director and the Vice President of Finance of the Company since November, 1999, has a consulting agreement with the Company that was extended through July 31, 2000, pursuant to which he receives compensation for his time spent providing advisory services to the Company and for his services as a Director of the Company, which includes attendance of Board meetings, up to $2,000 per month. Mr. Drew also receives reimbursement for any out-of-pocket expenses subject to the Company's prior approval for any amount over $100.

     There are no other executive officers or directors of the Company that have an employment agreement with the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company will not enter into any transactions with officers, directors or other affiliates unless the transactions are approved by a majority of disinterested directors. No such transactions were in effect or entered into during 1999.

     Mr. Partanen, a nominee to the Board of Directors, is the President, Chief Executive Officer and Director of BGT, a Columbia, Maryland company controlled by Swiss Re Investors of Zurich, Switzerland. In February, 2000, the Company entered into a letter of intent to form a joint venture with BGT to set up a pilot plan to demonstrate the technology and economics of a BGT biogasification system producing low BTU gases to fuel one of the Company's rotary engines through which it would generate electricity for industrial and domestic applications. In April, 2000, the Company announced that they successfully completed an onsite demonstration of the BGT biogasification system created through the joint venture.

               SHAREHOLDERS PROPOSALS FOR THE 2001 ANNUAL MEETING

     Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2001 Annual Meeting of Shareholders must submit such proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC for receipt by the Company no later than February 4, 2001.

                              COST OF SOLICITATION

     All expenses incurred in the solicitation of the proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company or by telephone or telecopy. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

                                APPRAISAL RIGHTS

     Under Delaware law and the Company's Certificate of Incorporation, no appraisal rights are available to dissenting stockholders with regard to the corporate actions contemplated by the above Proposals.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, is being provided to all shareholders with this Proxy Statement. In addition, the Company's Annual Report on Form 10-KSB with exhibits is available on the SEC's website at http://www.sec.gov.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.

                                   By Order of the Board of Directors

                                   DOUGLAS M. DREW
                                   CORPORATE SECRETARY

Wood-Ridge, New Jersey
June 16, 2000

                                                                      APPENDIX A
                                                                      ----------
                        ROTARY POWER INTERNATIONAL, INC.

                             2000 STOCK OPTION PLAN

                                    ARTICLE I
                                    PURPOSES

                  1.1. PURPOSES OF PLAN. The purposes of the Rotary Power International, Inc. 2000 Stock Option Plan (the "Plan") are to advance the interests of Rotary Power International, Inc., a Delaware corporation (the "Company") and its stockholders by providing significant incentives to members of the Board of Directors of the Company, officers and key employees of the Company, and consultants providing services to the Company, who contribute and are expected to contribute to the success of the Company, and to enhance the interest of such directors, officers, employees and consultants in the Company's continued success and progress by providing them with an opportunity to become stockholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified directors and other personnel necessary for the continued success and progress of the Company.

                                   ARTICLE II
                                   DEFINITIONS

                  2.1. DEFINITIONS. Certain terms used herein shall have the meanings set forth below.

                       (a) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                       (b) "CAUSE" means (i) the willful and continued failure by an Optionee substantially to perform his or her duties with the Company or a Subsidiary (other than any such failure resulting from his or her incapacity due to physical or mental illness substantiated to the satisfaction of the Committee) as determined by the Committee in its sole discretion, (ii) the knowing and willful engaging by the Optionee in misconduct determined by the Committee in its sole discretion to be materially injurious to the Company or a Subsidiary, (iii) conviction of the Optionee for commission of a felony after a trial and final judgment thereon by a court of competent jurisdiction or a plea of guilty of nolo contendere to a felony indictment, (iv) habitual alcohol abuse or controlled substance abuse by the Optionee either during business hours or if such abuse in the sole judgment of the Committee materially impairs the ability of the Optionee to perform his or her duties for the Company or a Subsidiary, or
(v) a breach by the Optionee of any employment, management, consulting, confidentiality or other written agreement between the Optionee and the Company or a Subsidiary, including any Option Agreement.

                       (c) "CODE" means the Internal Revenue Code of 1986, as amended.

                       (d) "COMMITTEE" means the Compensation Committee.

                       (e) "COMPENSATION COMMITTEE" means the committee of directors appointed by the Board to administer the Plan in accordance with the provisions of Article VII of the Plan.

                       (f) "COMMON STOCK" means, subject to the provisions of
Section 9.3, the authorized common stock of the Company.

                       (g) "COMPANY" means Rotary Power International, Inc., a Delaware corporation.

                       (h) "CONSULTANT" means an individual who performs services for the Company or a Subsidiary other than an Employee or Director of the Company or a Subsidiary.

                       (i) "DIRECTOR" means a member of the Board of Directors who is not also an Employee of the Company.

                       (j) "DISABILITY" means the inability of an Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                       (k) "EMPLOYEE" means an officer or other common law employee of the Company or a Subsidiary, including a member of the Board who is also a common law employee.

                       (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                       (m) "EXECUTIVE" means any Employee or Director who is subject to Section 16 of the Exchange Act or who would be subject to such
Section if any class of the Company's equity securities were registered under
Section 12(b) or 12(g) of the Exchange Act.

                       (n) "FAIR MARKET VALUE" means, with respect to a share of Common Stock on any date, the last reported sale price for Common Stock on such date or, in case no such reported sale takes place on such date, the last reported sale price on the day next preceding such date on which a reported sale of Common Stock occurred, in either case on the New York Stock Exchange or, if at the time the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange, in the National Association of Securities Dealers Automated Quotations National Market System or, if at the time the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Committee for that purpose or, if the Common Stock is not traded over-the-counter, as determined by the Committee in good faith using any reasonable valuation method.

                       (o) "INCENTIVE STOCK OPTION" means an Option to purchase Common Stock, granted by the Company to an Employee pursuant to Section 5.1 hereof, which meets the requirements of Section 422 of the Code.

                       (p) "NONQUALIFIED STOCK OPTION" means an Option to purchase Common Stock, granted by the Company to a Director, Employee or Consultant pursuant to Section 5.1 hereof, which does not meet the requirements of Section 422 of the Code or which provides, as of the time the Option is granted, that it will not be treated as an Incentive Stock Option.

                       (q) "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

                       (r) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms of an Option granted under the Plan.

                       (s) "OPTIONEE" means a Director, Employee or Consultant to whom an Option has been granted under the Plan.

                       (t) "PLAN" means the Rotary Power International, Inc. 2000 Stock Option Plan as set forth herein and as from time to time hereafter amended.

                       (u) "SUBSIDIARY" means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

                                   ARTICLE III
                   STOCKHOLDER APPROVAL; RESERVATION OF SHARES

                   3.1. STOCKHOLDER APPROVAL. The Plan shall become effective only if, within twelve (12) months from the date the Plan is adopted by the Board, the Plan is approved by the affirmative vote of the holders of a majority of the voting securities of the Company in accordance with the applicable provisions of the charter and bylaws of the Company and applicable state law.

                   3.2. SHARES RESERVED UNDER PLAN. The aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 5,000,000 shares, all or any part of which may be issued pursuant to Incentive Stock Options or Nonqualified Stock Options or any combination thereof. Shares of Common Stock issued upon the exercise of Options granted under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been heretofore or shall be hereafter reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Section 9.3 and to give effect to any amendment adopted pursuant to Article VIII. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                                   ARTICLE IV

                              PARTICIPATION IN PLAN

                   4.1. ELIGIBILITY. An Option under the Plan may be granted to any Director of the Company and any Employee of, or Consultant to, the Company or a Subsidiary who performs services for the Company or a Subsidiary. An Option may also be granted to any individual contingent upon his or her becoming a Director, Employee or Consultant, provided that any such contingent grant of an Incentive Stock Option shall not be effective earlier than the date on which such individual becomes an Employee of the Company or a Subsidiary.

                   4.2. PARTICIPATION. Subject to the following provisions of the Plan, the Committee shall determine those Directors, Employees and Consultants to whom Options shall be granted, the type of Option to be granted to each such person, and, subject to Section 3.2 hereof, the number of shares of Common Stock subject to each such Option; provided, however, that no Director or Consultant shall be granted an Incentive Stock Option.

                   4.3. PARTICIPATION NOT GUARANTEE OF EMPLOYMENT OR RETENTION. Nothing in this Plan or in any Option Agreement shall in any manner be construed to limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment or a Consultant's constancy at any time, without regard to the effect of such termination on any rights such Employee or Consultant would otherwise have under this Plan, or give any right to an Employee or Consultant to remain employed or retained by the Company or a Subsidiary thereof in any particular position or at any particular rate of compensation.

                                    ARTICLE V
                          GRANT AND EXERCISE OF OPTIONS

                   5.1. GRANT OF OPTIONS. Subject to the provisions of Article VII, the Compensation Committee may from time to time in its discretion grant Nonqualified Stock Options to Directors and Incentive Stock Options and/or Nonqualified Stock Options to Employees who are Executives. The Compensation Committee may also from time to time in its discretion grant Nonqualified Options to Consultants and Incentive Stock Options and/or Nonqualified Stock Options to Employees who are not Executives. All Options under the Plan shall be granted within ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by stockholders of the Company, whichever is earlier.

                   5.2. OPTION AGREEMENTS. Each Option granted under the Plan shall be evidenced by an Option Agreement between the Company and the Optionee in such form as the Committee shall approve and containing such provisions and conditions not inconsistent with the provisions of the Plan, including the term during which the Option may be exercised and whether in installments or otherwise, as the Committee shall determine.

                   5.3. OPTION TERMS. Options granted under the Plan shall be subject to the following requirements:

                       (a) OPTION PRICE. The exercise price of each Incentive Stock Option shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonqualified Stock Option shall be the amount determined by the Committee as set forth in the applicable Option Agreement, provided that such amount shall not be less than the higher of the par value or 85% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of an Option may be subject to adjustment pursuant to Section 9.3 hereof.

                       (b) TERM OF OPTION. The term during which an Option is exercisable shall be that period determined by the Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of ten (10) years from the date of its grant.

                       (c) NONTRANSFERABILITY OF OPTION. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by him. No transfer of an Option by an Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

                       (d) VESTING SCHEDULE. Options granted on a given date shall become exercisable at such times and in such amounts as the Committee shall determine. Notwithstanding this vesting schedule, no incentive stock option may be granted that would cause the limits of Section 5.4 to be exceeded with respect to an Optionee. The Committee, in its sole discretion, may prescribe a different vesting schedule for any incentive stock option granted under this Plan if necessary to prevent the Option from violating the requirements of Section 5.4.

                       When an installment of Options has become exercisable, the Optionee may exercise that installment, in whole or in part, at any time prior to the expiration or termination of the Options. Subject to the terms herein, the Committee may accelerate the time at which outstanding Options may be exercised.

                       Notwithstanding any schedule for vesting stated above or other exercise schedule or entitlement which effectively precludes full and immediate exercise of the related Option, any Option will become immediately exercisable in full upon the occurrence of particular events or as the Committee may thereafter determine to be advisable; provided that: (i) at the time such occurrence or determination, the Optionee has remained continuously employed by the Company or any Subsidiary for at least six (6) months from the date of grant of such Option, and (ii) in the case of an incentive stock option, such acceleration would not cause the limits of Section 5.4 to be violated. Without limitation, those particular events include the following: (i) a change in control of the Company in a transaction or occurrence, or a related series of transactions or occurrences, resulting from a material change in ownership of Common Stock and evidenced by cessation in service as directors of a majority of those persons theretofore serving as members of the Board; (ii) the sale by the Company of all or substantially all of its assets and the discontinuance of its business, or the merger or consolidation of the Company with another entity, or the liquidation of the Company in connection with those events, any of which results in a change of control described in (i); or (iii) a Board determination that immediate exercisability would be in the best interests of the Company and advisable for protection of the rights intended to be granted under the Option.

                       (e) INCENTIVE STOCK OPTIONS GRANTED TO TEN PERCENT STOCKHOLDERS. No Incentive Stock Option shall be granted to any Employee who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to such Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

                       5.4. LIMITATION ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under Plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For this purpose, Options shall be taken into account in the order in which they are granted and the Fair Market Value of the Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

                       5.5. NOTICE AND PAYMENT FOR SHARES. Each Option shall be exercised by delivery of a written notice to the Company in such form as the Committee shall approve stating the number of whole and fractional shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor. No Option shall be deemed exercised in the event that payment therefor is not received and shares of Common Stock shall not be issued upon the exercise of an Option unless the exercise price is paid. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made by (i) cash, (ii) certified check payable to the order of the Company, (iii) outstanding shares of Common Stock duly endorsed to the Company (which shares of Common Stock shall be valued at their Fair Market Value as of the day preceding the day of such exercise), (iv) any combination of the foregoing, or (v) such other method of payment as may be provided in the applicable Option Agreement. In order to assist an Optionee in paying the exercise price of an Option and, if applicable, any taxes resulting therefrom, the Committee may in its sole discretion permit an Optionee to pay the exercise price in installments or authorize the extension by the Company of a loan to the Optionee or a guarantee by the Company of a loan obtained by the Optionee from a third party. The terms of any such installment payment, loan or guarantee, including the interest rate and terms of repayment, shall be established by the Committee.

                  5.6. RIGHTS OF OPTIONEE IN STOCK. Neither any Optionee nor the legal representatives, heirs, legatees or distributees of any Optionee, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Optionee or the legal representatives, heirs, legatees or distributees of such Optionee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of this Plan and the applicable Option Agreement.

                                   ARTICLE VI
                              TERMINATION AND DEATH

                       6.1. TERMINATION OTHER THAN BY DEATH, DISABILITY OR FOR CAUSE. If an Optionee's position as a Director or Employee of, or a Consultant to, the Company or a Subsidiary terminates for any reason other than death, Disability or for Cause, he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted at any time during the three month period after the date of such termination, but in no event later than the date on which the Option would have expired in accordance with its terms. During such three month period the Optionee may exercise the Option only to the extent that the Optionee was entitled to do so at the date of his termination and, to the extent the Option is not so exercised, it shall expire at the end of such three month period.

                       6.2. TERMINATION FOR CAUSE. If an Optionee's position as Director or Employee of, or a Consultant to, the Company or a Subsidiary is terminated for Cause, any Option theretofore granted to him shall expire and cease to be exercisable on the earlier of the date of such termination or the date notice of such termination is provided to the Optionee.

                       6.3. DISABILITY. If an Optionee's position as a Director or Employee of, or a Consultant to, the Company or a Subsidiary terminates by reason of Disability, he may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted at any time during the one-year period after the date of such termination, but in no event later than the date on which the Option would have expired in accordance with its terms. During such one-year period the Optionee may exercise the Option only to the extent that the Optionee was entitled to do so at the date of his termination and, to the extent the Option is not so exercised, it shall expire at the end of such one-year period.

                       6.4. DEATH. If an Optionee dies (i) while he is a Director or Employee of, or a Consultant to, the Company or a Subsidiary, or
(ii) during the three-month period after the termination of his position as a Director or Employee of, or a Consultant to, the Company or a Subsidiary other than by reason of Disability or for Cause, or (iii) during the one-year period after the termination of his position as a Director or Employee of, or Consultant to, the Company or a Subsidiary by reason of Disability, and at the time of his death the Optionee was entitled to exercise an Option theretofore granted to him, such Option shall, unless the applicable Option Agreement provides otherwise, expire one year after the date of his death, but in no event later than the date on which the Option would have expired if the Optionee had lived. During such one-year period the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of his death and, to the extent the Option is not so exercised, it shall expire at the end of such one-year period.

                       6.5. EMPLOYMENT CONTRACTS. Notwithstanding the foregoing provisions of this Article VI, with respect to any Option granted to an Employee in connection with the commencement of employment of such Employee by the Company or any Subsidiary, the Committee may provide for terms as to retirement, death, disability or other termination of employment that are different from the terms provided in Sections 6.1, 6.2, 6.3 and 6.4 if such different terms are set forth in a written employment agreement with such Employee.

                                   ARTICLE VII
                             ADMINISTRATION OF PLAN

              7.1. COMPENSATION COMMITTEE.

                   (a) ADMINISTRATION. The Plan shall be administered by the Compensation Committee having the authority and responsibilities herein provided.

                   (b) COMPENSATION COMMITTEE. The Compensation Committee shall consist of two or more Directors appointed by the Board of Directors. The Compensation Committee shall be constituted so as to meet the requirements of Rule 16b-3 under the Exchange Act in order to permit transactions pursuant to the Plan to be exempt from the restrictions of Section 16(b) of the Exchange Act.

              7.2. COMMITTEE ORGANIZATION. A majority of the members of the Compensation Committee shall constitute a quorum thereof and the actions of a majority of the members of such Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of either such Committee, shall be the actions of such Committee; provided that, if the Compensation Committee consists of fewer than three members, all such members shall be required to constitute a quorum and to act at a meeting or approve actions in writing. Vacancies occurring on the Compensation Committee shall be filled by the Board.

              7.3. ADMINISTRATION OF PLAN. The Compensation Committee shall have the exclusive authority and sole responsibility to administer the Plan and make all determinations thereunder with respect to the participation of Optionees therein, including the selection of those Directors, Executives, Employees and Consultants who shall be granted Options as well as the terms of each Option Agreement entered into by the Company with each Optionee who is granted an Option by the Compensation Committee. It is the intention of the Company that the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is found not to be in compliance with such Rule 16b-3, that provision shall be deemed null and void, and the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

              7.4. DETERMINATIONS. In making its determinations concerning the Directors, Executives, Employees and Consultants who shall receive Options as well as the number of shares to be covered thereby and the time or times at which they shall be granted, the Compensation Committee shall take into account the nature of the services rendered by the respective Directors, Executives, Employees and Consultants, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. Subject to the foregoing provisions of this Article VII, the Compensation Committee shall determine the form of Option Agreements under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan. The Compensation Committee may waive any provisions of any Option Agreement previously approved by such Committee, provided such waiver is not inconsistent with the terms of the Plan as then in effect. The determinations of the Compensation Committee under the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

              7.5. AUTHORITY OF COMMITTEE. Subject to the foregoing provisions of this Article VII, the Compensation Committee, to the extent such Committee is administering the Plan, shall have full and final authority (i) to interpret the Plan and each of the Option Agreements, (ii) to prescribe, amend and rescind rules and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan and
(iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement. The determinations of the Compensation Committee in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the stockholders of the Company, the Compensation Committee and each member of such Committee, Directors and Employees of the Company, Consultants to the Company, and their respective successors in interest.

              7.6. LIABILITY. No member of the Compensation Committee shall be liable for anything done or omitted to be done by him or her or by any other member of such Committee in connection with the Plan, except for his or her own willful misconduct or gross negligence (unless the Company's certificate of incorporation or bylaws, or any indemnification agreement between the Company and such person, in each case in accordance with applicable law, provides otherwise). The Compensation Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of its duties under the Plan at the Company's expense.

                                  ARTICLE VIII
                        AMENDMENT AND TERMINATION OF PLAN

              8.1. AMENDMENT OF PLAN. (a) GENERALLY. The Plan may be amended at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the voting securities of the Company in accordance with the applicable provisions of the charter and bylaws of the Company and applicable state law, if such approval is required by law or is necessary to comply with any rule or regulation under Section 16(b) of the Exchange Act or Section 422 of the Code. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

                   (b) AMENDMENTS RELATING TO INCENTIVE STOCK OPTIONS. To the extent applicable, the Plan is intended to permit the issuance of Incentive Stock Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to paragraph 8.1 (a) above, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Incentive Stock Options previously granted, if such amendment or modification is necessary for the Plan and any Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

              8.2. TERMINATION. The Board may at any time terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on the day prior to the tenth anniversary of the date on which the Plan is adopted by the Board or the date on which the Plan is approved by stockholders of the Company, whichever is earlier. No Options may be granted after the Plan has terminated but the Committee shall continue to supervise the administration of Options previously granted.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

              9.1. RESTRICTIONS UPON GRANT OF OPTIONS. If the listing upon any stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued on the exercise of Options granted under this Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of the Directors, Employees and Consultants receiving such shares) should be or become necessary or desirable (as determined by the Board in its sole discretion), the Board, in its sole discretion, may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933, as amended, other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

              9.2. RESTRICTIONS UPON RESALE OF UNREGISTERED STOCK. Each Optionee shall, if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under said Act, (ii) that such Optionee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof, and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Optionee unless such Optionee provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

              9.3. ADJUSTMENTS. The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares of Common Stock issued upon exercise of outstanding Options, shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event.

              9.4. WITHHOLDING OF TAXES. Each Optionee who exercises a Nonqualified Stock Option shall agree that no later than the date of such exercise or the receipt of shares of Common Stock pursuant thereto he will pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the transfer to him of such shares of Common Stock.

              9.5. USE OF PROCEEDS. The proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

              9.6. SUBSTITUTION OF OPTIONS. (a) The Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

                   (b) Options may be granted under this Plan in substitution for Options held by individuals who are employees of another corporation and who become Employees of the Company or any Subsidiary and eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Committee in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the Options in substitution for which they are granted.

              9.7. RESTRICTIVE LEGENDS. (a) In the event that the Company has not registered the shares underlying the Options under the Securities Act of 1933, the certificates representing shares of Common Stock delivered pursuant to the exercise of Options shall bear an appropriate legend referring to certain terms, conditions and restrictions of this Plan. Any attempt to dispose of any such shares of Common Stock in contravention of the terms, conditions and restrictions of this Plan shall be ineffective, null and void and the Company shall not effect any such transfer on its books.

                   (b) Any shares of Common Stock received by an Optionee
(or his heirs, legatees,distributees or representative) as a stock dividend on, or as a result of a stock split, combination, exchange of shares, reorganization, merger, consolidation or otherwise with respect to, shares of Common Stock received pursuant to the exercise of Options, shall be subject to the terms and conditions of this Plan and bear the same legend as the shares of Common Stock received pursuant to the exercise of Options.

              9.8. NOTICES. Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

                                     -A-10-

                                                                     APPENDIX B

                        ROTARY POWER INTERNATIONAL, INC.

                                      PROXY

     The undersigned hereby appoints Douglas M. Drew and Conway Davis, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the Annual Meeting of Shareholders and to vote all shares of Common Stock of Rotary Power International, Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at the Company's offices located at One Passaic Street, Wood-Ridge, New Jersey 07075-0128, on Tuesday, July 11, 2000 at 2:00 p.m. and at all postponements or adjournments upon the matters described herein.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 LISTED ON THE REVERSE SIDE. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                  (Continued, and to be signed on reverse side)

                         ANNUAL MEETING OF SHAREHOLDERS

                        ROTARY POWER INTERNATIONAL, INC.
                             TUESDAY, JULY 11, 2000
                                    2:00 P.M.

               --------------------------------------------------


[ X ]         Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS              1.  Election of Conway Davis, Virgil Wenger,    FOR          AGAINST      ABSTAIN
A VOTE "FOR" EACH OF THE PROPOSALS                 Douglas Drew and William E. Partanen       [   ]          [   ]        [   ]
AT RIGHT.                                          as Directors of the Board until the next
                                                   annual meeting

                                               2.  Approval of an amendment to the              FOR          AGAINST      ABSTAIN
                                                   Certificate of Incorporation whereby the    [   ]          [   ]        [   ]
                                                   capitalization of the Company will be
                                                   increased to 100,000,000 shares of Common
                                                   Stock, $.01 par value per share, and
                                                   5,000,000 shares of Preferred Stock, $.01
                                                   par value per share

                                               3.   Approval and adoption of the 2000            FOR          AGAINST      ABSTAIN
                                                    Stock Option Plan                           [   ]          [   ]        [   ]

                                               4.   Approval of the Company's independent        FOR          AGAINST      ABSTAIN
                                                    accountants, Demetrius & Company, L.L.C.    [   ]          [   ]        [   ]
                                                    for the fiscal year ended December 31, 2000

                                                                      Change of Address
                                                                       New Address:        [   ]
                                                                                   ---------------------------

                                                                                   ---------------------------

                                                                                   ---------------------------


                                               I plan to attend the meeting  [  ]        I do not plan to attend the meeting  [  ]

SIGNATURE(S)                             DATE
            ------------------------          ---------------------------------

Note:   Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full titles as such.